SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 13, 2000

                    AUTOLOGIC INFORMATION INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                       0-3223                  13-3855697
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)



      1050 Rancho Conejo Boulevard, Thousand Oaks, California        91320
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               (Address of Principal Executive Offices)           (Zip Code)

                                 (805) 498-9611
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.
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         On June 13, 2000, the Company issued the press release filed as Exhibit
99.1 to this Report, reporting that Alvin J. Brunner has been elected President and Chief Operating Officer replacing Dennis Doolittle who had resigned.

Item 7.  Financial Statements and Exhibits:
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         (a)      Financial Statements:     None

         (b)      Exhibits:

                  99.1     Press Release dated June 13, 2000.





                                S I G N A T U R E
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AUTOLOGIC INFORMATION INTERNATIONAL, INC.



Date: June 15, 2000                   By: /s/ Anthony F. Marrelli
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                                         Anthony F. Marrelli, Vice President and
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press Release dated June 13, 2000


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